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Freedom Consumer Credit Fund, LLC 1875 South Grant Street, Suite 450 San Mateo, California 94402

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Freedom Consumer Credit Fund, LLC (the “Company”) and Credit Suisse Securities (USA) LLC (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of unsecured consumer loans in conjunction with the proposed offering of FREED ABS Trust 2018-2, Series 2018-2 Asset-Backed Notes.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 10, 2018, representatives of the Company provided us with (i) a computer-generated loan listing with respect to 25,768 unsecured consumer loans (the “Initial Unsecured Consumer Loan Listing”) and (ii) a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business August 31, 2018, with respect to 85,828 unsecured consumer loans (the “Initial Statistical Loan File”).  At the Company’s instruction, we randomly selected 250 unsecured consumer loans (the “Initial Sample Loans”) from the Initial Unsecured Consumer Loan Listing.

Additionally, on September 25, 2018, representatives of the Company provided us with a supplemental data file containing the remaining term for each of the unsecured consumer loans set forth on the Initial Statistical Loan File (the “Supplemental Data File”).  We were instructed by representatives of the Company to append the Initial Statistical Loan File with the remaining term for each of the unsecured consumer loans set forth on the Supplemental Data File. The Initial Statistical Loan File, as adjusted, is hereinafter referred to as the “Statistical Loan File.”

Further, on September 28, 2018 representatives of the Company provided us with a computer generated loan listing with respect to 11,548 unsecured consumer loans (the “Additional Unsecured Consumer Loan Listing”).  At the Company’s instruction, we randomly selected 25 unsecured consumer loans (the “Subsequent Sample Loans”) from the Additional Unsecured Consumer Loan Listing that were not Initial Sample Loans.  The Initial Sample Loans and Subsequent Sample Loans, collectively, are hereinafter referred to as the “Sample Loans.”

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

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Characteristics
1. Loan number (for informational purpose only)
2. Scheduled payment amount
3. Maturity date
4. Original loan amount
5. Original loan term (months)
6. Interest rate
7. Annual percentage rate (APR)
8. Funded date

9. State of residence (at approval)
10. Annual borrower income (at approval)
11. Current principal balance
12. Number of days delinquent
13. Original FICO score
14. Debt to income ratio
15. Remaining term (months)

We compared Characteristics 2. through 7. to the corresponding information set forth on or derived from the related Loan Agreement or Truth-In-Lending Disclosure (collectively, the “Loan Agreement”); Characteristic 8. to the Loan Agreement or an electronic loan file, prepared, created, and delivered by the Company, from the servicing system as of August 31, 2018 (the “Servicing System File”); and Characteristics 9. through 15. to the Servicing System File.

For purposes of our comparisons and at your instruction:

•
with respect to our comparison of Characteristic 3., for Sample Loans for which the number of days between the origination date and the first payment date (each as set forth on the Loan Agreement) was greater than 30 days, differences of 30 days or less are deemed to be “in agreement;”

•
with respect to our comparison of Characteristics 5. and 15., for Sample Loans for which the number of days between the funded date and the first payment date (each as set forth on the Loan Agreement) was greater than 30 days, differences of one month are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 10., we were instructed to round the annual borrower income (at approval) (as set forth on the Statistical Loan File) to the nearest dollar;

•	with respect to our comparison of Characteristic 7., for Sample Loans indicated as “CP” on the Statistical Loan File, differences of 1.00% or less are deemed to be “in agreement”; and

•	with respect to our comparison of Characteristic 14., differences of 0.01% or less are deemed to be “in agreement.”

In addition to the procedures described above, for each of the Sample Loans, we observed that the Loan Agreement indicated the borrower “signed electronically.”

The loan documents described above (including any information obtained from the Servicing System File) and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A.  Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 3, 2018

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 3, 2018.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Two differences in scheduled payment amount.
2	Nine differences in annual percentage rate.
3	Two differences in state of residence.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 3, 2018.

Supplemental Information Related to the Findings Set Forth on Appendix A
Exception Description Number	Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Loan Documents
1	108740	Scheduled payment amount	$476.51	$439.85
1	208534	Scheduled payment amount	$290.33	$629.05
2	29537	Annual percentage rate	Not provided	20.66%
2	31415	Annual percentage rate	Not provided	24.41%
2	31541	Annual percentage rate	Not provided	14.70%
2	38188	Annual percentage rate	Not provided	26.42%
2	39389	Annual percentage rate	Not provided	10.81%
2	39789	Annual percentage rate	Not provided	13.43%
2	41024	Annual percentage rate	Not provided	26.51%
2	46776	Annual percentage rate	Not provided	28.54%
2	139716	Annual percentage rate	Not provided	10.07%
3	46828	State of residence	AZ	FL
3	79966	State of residence	AR	FL

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.